SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         May 8, 2001
                                                  ----------------------------


                       SAVANNAH ELECTRIC AND POWER COMPANY
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             (Exact name of registrant as specified in its charter)


       Georgia                        1-5072            58-0418070
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(State or other jurisdiction       (Commission        (IRS Employer
     of incorporation)             File Number)     Identification No.)


600 East Bay Street, Savannah, Georgia                              31401
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (912)    232-7171
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                                      N/A
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        (Former name or former address, if changed since last report.)


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Item 5.    Other Events.
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                On May 8, 2001, Savannah Electric and Power Company (the
"Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $20,000,000 aggregate principal amount of its Series B 5.12% Senior Notes due May 15, 2003 and $45,000,000 aggregate principal amount of its Series C 6.55% Senior Notes due May 15, 2008. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-57886 and 333-57886-01) of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        (c) Exhibits.

        1 Underwriting Agreement, dated May 8, 2001, among the Company and ABN AMRO Incorporated and SunTrust Equitable Securities Corporation, as the Underwriters.

        4.2(a)      Second Supplemental Indenture to Senior Note
                    Indenture dated as of May 17, 2001, providing for the issuance of the Company's Series B 5.12%
                    Senior Notes due May 15, 2003.

        4.2(b)      Third Supplemental Indenture to Senior Note
                    Indenture dated as of May 17, 2001, providing for the issuance of the Company's Series C 6.55%
                    Senior Notes due May 15, 2008.

        4.7(a) Form of Series B 5.12% Senior Note due May 15, 2003 (included in Exhibit 4.2(a) above).

        4.7(b) Form of Series C 6.55% Senior Note due May 15, 2008 (included in Exhibit 4.2(b) above).

       12.1         Computation of ratio of earnings to fixed charges.

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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May 17, 2001          SAVANNAH ELECTRIC AND POWER COMPANY



                                By /s/  Wayne Boston
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                                            Wayne Boston
                                         Assistant Secretary